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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




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                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 24, 2001



                          VALASSIS COMMUNICATIONS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                        1-10991                       38-2760940
-----------------           ------------------------         ------------------
 (State or other            (Commission File Number)           (IRS Employer
of incorporation)                                            Identification No)


                  19975 Victor Parkway, Livonia, Michigan 48152
                  ---------------------------------------------
                     (Address of principal executive office)


Registrant's telephone number, including area code: 734-591-3000
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Item 5.   OTHER EVENTS

On May 23, 2001, Valassis Communications, Inc. announced that it intends to raise approximately $150 million through an offering of 20-year, zero-coupon convertible senior notes to qualified institutional investors. Copies of two Company press releases related to this offering are filed as Exhibits to this Form 8-K.




Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1    Press Release of Valassis Communications, Inc.
                dated May 23, 2001


Exhibit 99.2    Press Release of Valassis Communications, Inc.
                dated May 24, 2001
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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  VALASSIS COMMUNICATIONS, INC.



                                  By: /s/ Robert L. Recchia
                                     ------------------------------------------
                                     Robert L. Recchia
                                     Executive Vice President and
                                     Chief Financial Officer



Dated:  May 24, 2001